SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) March 31, 1998

                      First Washington Realty Trust, Inc.
                      ___________________________________
             (Exact name of registrant as specified in its charter)


                    Maryland              0-25230                1879972
          ____________________________  _____________       ___________________
          (State or other jurisdiction  (Commission         (IRS Employer
           of incorporation)             File Number)        Identification No.)

          4350 East-West Highway, Suite 400, Bethesda, Maryland      20814
          _____________________________________________________      _____
          (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number including area code:     301-907-7800
                                                               ____________

Item 5.   Other Events

     First Washington Realty Trust, Inc. hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at March 31, 1998.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          99   Supplemental portfolio information at March 31, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST WASHINGTON REALTY TRUST, INC.



Date:  May 18, 1998                /s/ James G. Blumenthal
                                   ___________________________________
                                   James G. Blumenthal
                                   Executive Vice President
                                   Chief Financial Officer

                      FIRST WASHINGTON REALTY TRUST, INC.
        ________________________________________________________________
                       SUPPLEMENTAL FINANCIAL INFORMATION
                      FOR THE QUARTER ENDED MARCH 31, 1998

                               TABLE OF CONTENTS

     PRESS RELEASE..........................................................1

     BALANCE SHEET..........................................................3

     STATEMENT OF OPERATIONS................................................4

     KEY STATISTICS.........................................................5

     FUNDS FROM OPERATIONS AND CAPITAL EXPENDITURES RECONCILIATIONS.........6

     ANALYSIS OF OUTSTANDING DEBT...........................................7

     CAPITALIZATION TABLE...................................................9

     RECENT ACQUISITIONS...................................................10

     PROPERTY TABLE........................................................11

     TENANT INFORMATION....................................................13

     LEASE EXPIRATION TABLE................................................14

     INVESTOR INFORMATION..................................................15


        ________________________________________________________________

                       4350 East-West Highway, Suite 400
                            Bethesda, Maryland 20814
                                  301-907-7800

FOR IMMEDIATE RELEASE

                       FIRST WASHINGTON REALTY TRUST, INC.
                                    ANNOUNCES
                         FIRST QUARTER OPERATING RESULTS

               REIT Continues to Post Strong Increases in Earnings

         BETHESDA, MD, May 4, 1998 -- First Washington Realty Trust, Inc. (NYSE: FRW; FRW Pr) today announced first quarter operating results.

         For the quarter ended March 31, 1998, funds from operations (FFO), a standard measure of operating performance for real estate investment trusts, on a fully converted basis, increased 43.4% to $7.6 million as compared to $5.3 million for the first quarter of 1997. On a per share basis, FFO increased 8.2% to $0.53 as compared to $0.49 for the same period last year. Total revenues for the first quarter increased 33.9% to $16.6 million as compared to $12.4 million for the first quarter of 1997. Net income for the first quarter, on a fully converted basis, increased 200% to $5.1 million, or $0.39 per share, from $1.7 million, or $0.18 per share, for the same period last year.

         Stuart D. Halpert, Chairman, commented: "We are very pleased with the continued strength in our financial performance. The sharp increases in earnings and revenues are directly attributable to an increase in rental rates throughout our portfolio and the addition of a number of first-rate shopping centers to our asset base." Since January 1, 1997, First Washington has acquired 12 new neighborhood shopping centers for a total investment of approximately $135 million. As of March 31, 1998, First Washington's portfolio was 96% occupied.

         The Board of Directors has declared a quarterly distribution of $0.6094 per share for the preferred shareholders for the period February 16, 1998, through May 15, 1998, and a quarterly distribution of $0.4875 per share to common shareholders. The distributions are payable on May 15, 1998, to shareholders of record as of May 1, 1998.

         First Washington Realty Trust, Inc. is a publicly-traded real estate investment trust which owns and operates 50 investment properties. The common stock of the Company is listed on the NYSE under the symbol "FRW". The Company plans to continue its strategy to selectively acquire principally supermarket-anchored neighborhood shopping centers throughout the Mid-Atlantic states, as well as in other metropolitan markets which the Company determines to be both attractive and conveniently accessible.

          Contacts:  Stuart D. Halpert, Chairman - 301/907-7800
                     William J. Wolfe, President and CEO - 301/907-7800
                     James G. Blumenthal, Chief Financial Officer - 301/907-7800


                                  TABLE FOLLOWS

                              FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                             Three Months Ended
                                                                   March 31,
                                                             ___________________
Operating Results                                            1998          1997
                                                           ------        -------
Funds from operations:
Net income before distributions and minority interest      $5,149        $1,688

Add: Depreciation of real estate assets                     3,132         2,356
Add: Amortization of leasing costs                            133           105
Add: Compensation paid in company stock                        -            540
Add: Loss on early extinguishment of debt                     358           134
Less:Gain on sale of property                              (1,683)          (45)
Add: Conversion of exchangeable debentures                    516           516
                                                           ------        -------
Funds From Operations (1)                                  $7,605        $5,294
                                                           ======        =======
Weighted average shares outstanding   (1)                  14,379        10,682
Dilutive effect of stock options                              101            51
                                                           ------        -------
Weighted average shares outstanding - Diluted (1)          14,480        10,733
                                                           ======        =======
FFO per share - Diluted                                     $0.53         $0.49
                                                           ======        =======

Revenues:
         Minimum rents                                    $12,928        $9,632
         Tenant reimbursements                                396         2,123
         Percentage rents                                   3,088           328
         Other income                                         228           276
                                                           ------        -------
                  Total revenues                           16,640        12,359
                                                           ------        -------

Expenses:
         Property operating and maintenance                 4,143         3,054
         General and administrative                           837           858
         Interest                                           4,851         4,372
         Depreciation and amortization                      3,265         2,461
                                                           ------        -------
                  Total expenses                           13,096        10,745
                                                           ------        -------
Income before income from Management Company                3,544         1,614
Gain on sale of property                                    1,683            45
Income from Management Company                                280           163
                                                           ------        -------
Net income before extraordinary item                        5,507         1,822
Extraordinary item-loss on early extinguishment of debt      (358)         (134)
                                                           ------        -------
Net income before distributions and minority interest  (2) $5,149        $1,688
                                                           ======        =======
Weighted average shares outstanding   (2)                  13,097         9,400
Dilutive effect of stock options                              101            51
                                                           ------        -------
Weighted average shares outstanding - Diluted (2)          13,198         9,451
                                                           ======        =======
Net income per share- Diluted  (2)                          $0.39         $0.18
                                                           ======        =======


(1) Assumes that all outstanding operating partnership units , all outstanding preferred stock, and the exchangeable debentures have been converted to common stock equivalents.

(2) Assumes that all outstanding operating partnership units and preferred stock have been converted to common stock equivalents.

                      #                 #                  #

                      FIRST WASHINGTON REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                    (dollars in thousands, except share data)



                                                     MARCH 31,     DECEMBER 31,
                                                       1998            1997

                         ASSETS

Real Estate
         Land                                         $93,755          $89,042
         Building and improvements                    382,839          367,756
                                                      _______          _______
                                                      476,594          456,798
         Accumulated depreciation                     (41,132)         (40,839)
                                                      _______          _______
         Rental properties, net                       435,462          415,959

Cash and equivalents                                    1,931            3,142
Tenant receivables, net                                 6,768            7,274
Deferred financing costs, net                           2,614            2,734
Other assets                                           10,097           10,032
                                                     ________         ________
                  Total assets                       $456,872         $439,141
                                                     ========         ========

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
         Mortgage notes  payable                     $226,903         $212,030
         Exchangeable Debentures                       25,000           25,000
         Accounts payable and accrued expenses          8,655           10,914
                                                      _______          _______
                  Total liabilities                   260,558          247,944

Minority interest                                      40,350           38,255

Stockholder's Equity:
         Convertible preferred stock $.01 par value,
          3,800,000 shares designated; 2,314,189
          shares issued and outstanding                    23               23
         Common stock $.01 par value, 90,000,000
          shares authorized; 7,399,446 and 7,291,732
          shares issued and outstanding                    73               72
         Additional paid-in capital                   183,322          179,356
         Accumulated distributions in excess of
          earnings                                    (27,454)         (26,509)
                                                      _______          _______
                  Total stockholders' equity          155,964          152,942
                                                      _______          _______
                  Total liabilities and
                   stockholders' equity              $456,872         $439,141
                                                     ========         ========


                       FIRST WASHINGTON REALTY TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (dollars in thousands, except share data)


                                     For three months ended         Year Ended
                                            March 31,          %    December 31,
                                     1998              1997  Change    1997
                                     ______________________ _______ ____________
Revenues:
         Minimum rents               $12,928         $9,632    34.2%   $43,857
         Tenant reimbursements         3,088          2,123    45.4%     9,506
         Percentage rents                396            328    20.8%     1,060
         Other income                    228            276   (17.4%)    1,211
                                     _______         ______   _______  ________
                  Total revenues      16,640        $12,359    34.6%    55,634
                                     _______         ______   _______  ________

Expenses:
         Property operating
          and maintenance              4,143          3,054    35.6%    13,522
         General and administrative      837            858   ( 2.4%)    3,363
         Interest                      4,851          4,372    11.0%    18,416
         Depreciation and amortization 3,265          2,461    32.7%    11,172
                                     _______         ______   _______  ________
                  Total expenses      13,096         10,745    21.9%    46,473
                                     _______         ______   _______  ________

Income before gain on sale of
         properties,income from
         Management Company,
         extraordinary item,
         minority interest and
         distributions to
         Preferred Stockholders        3,544          1,614   119.6%     9,161

Gain on sale of properties             1,683             45   NM           549

Income from Management Company           280            163    71.8%       433
                                     _______         ______   _______  ________

Income before extraordinary item,
         minority interest
         and distributions to
         Preferred Stockholders        5,507          1,822   202.2%    10,143

Extraordinary item - Loss on early
         extinguishment of debt         (358)          (134)  167.2%      (954)
                                     _______         ______   _______  ________

Income before minority interest and
         distributions to
         Preferrred Stockholders       5,149          1,688   205.0%     9,189

Income allocated to minority interest (1,065)          (257)  314.5%    (1,579)
                                     _______         ______   _______  ________

Income before distributions to
         preferred stockholders        4,084          1,431   185.4%     7,610

Distributions to preferred
         stockholders                 (1,410)        (1,410)    0.0%    (5,641)
                                     _______         ______   _______  ________

Income allocated to common
         stockholders                 $2,674            $21     NM       1,969
                                     =======         ======   =======  ========

Net Income  per Common
         Share - Basic                 $0.36          $0.00     NM       $0.35
                                     =======         ======   =======  ========

Net Income per Common
         Share - Diluted               $0.36          $0.00     NM       $0.34
                                     =======         ======   =======  ========

Shares of Common Stock, in
         thousands - Basic             7,380          4,946    49.2%     5,663
                                     =======         ======   =======  ========

Shares of Common Stock, in
         thousands - Diluted           7,481          4,997    49.7%     5,730
                                     =======         ======   =======  ========

Distributions per share              $0.4875        $0.4875     0.0%   $1.9500
                                     =======         ======   =======  ========


                      FIRST WASHINGTON REALTY TRUST, INC.
                 FUNDS FROM OPERATIONS AND CAPITAL EXPENDITURES
                    (dollars in thousands, except share data)


                                      QUARTER     QUARTER               YEAR
                                      ENDED       ENDED                 ENDED
                                      MARCH 31,   MARCH 31,    %    DECEMBER 31,
                                      1998        1997       CHANGE    1997
                                      _________   _________  ______ ____________
 FFO RECONCILIATION:

 Net income (1)                          $5,149      $1,688  205.0%      $9,189
 Depreciation of real estate assets       3,132       2,356   32.9%      10,719
 Amortization of leasing costs              133         105   26.7%         453
 Gain on sale of properties              (1,683)        (45)     NM        (549)
 Loss on early extinguishment of debt       358         134  167.2%         954
 Compensation paid in company stock           0         540 (100.0%)      1,119
 Interest on Exchangeable Debentures        516         516    0.0%       2,064
                                      _________   _________  ______ ____________

 Funds from Operations-diluted           $7,605      $5,294   43.7%     $23,949
                                      =========   =========  ====== ============

 Common stock equivalents  (2)           14,379      10,682              11,756
 Dilutive effect of stock options           101          51                  67
                                      _________   _________  ______ ____________

 Total shares outstanding-diluted        14,480      10,733              11,823
                                      =========   ========= ======= ============

 FFO per share                            $0.53       $0.49    8.2%       $2.03
                                      =========   ========= ======= ============

 Dividends paid per share               $0.4875     $0.4875               $1.95
                                      =========   ========= ======= ============

 FFO payout ratio                          92.8%       98.8%               96.3%
                                      =========   ========= ======= ============

 OTHER INFORMATION:

 Straight-line rental income               $145        $294              $1,337
 Recurring non-revenue generating
  capital expeditures                      $248         n/a                $798

 SUMMARY OF CAPITAL EXPENDITURES:

 Building expansions                       $695         n/a              $3,273
 Property renovations                       388         n/a               1,185
 Tenant improvements-Anchors                 50         n/a               1,387
 Tenant improvements-Non anchors            533         n/a                 880
 Leasing commissions-Anchors                 80         n/a               1,019
 Leasing commissions-Non Anchors            232         n/a                 725
 Recurring non-revenue generating cap-ex    248         n/a                 798
                                       ________                          _______

 Total capital expenditures              $2,226                          $9,267
                                       ========                          =======


(1) Assumes conversion of all partnership units and preferred stock to common stock equivalents.

(2) Assumes conversion of all partnership units, preferred stock and debentures to common stock equivalents.

                       FIRST WASHINGTON REALTY TRUST, INC.
                                 KEY STATISTICS


                                      QUARTER     QUARTER               YEAR
                                      ENDED       ENDED                 ENDED
                                      MARCH 31,   MARCH 31,         DECEMBER 31,
                                      1998        1997                  1997
                                      _________   _________         ____________

PORTFOLIO INFORMATION:

Total square feet of retail
     properties                       5,384,100   4,059,347          4,992,770

No. of properties owned                      50          41                 49

Occupancy at end of period                 96.1%       95.9%              96.2%

Average population within three miles
     of properties                      112,000

FINANCIAL STATISTICS:

Interest coverage ration (EBITDA/
     Interest Expense)                      2.5         2.0                2.1

Total debt to total market
     capitalization ratio                  36.8%       40.0%              35.2%

Weighted average interest rate              8.0%        7.7%               7.9%

% of Fixed rate debt                       87.3%       81.4%              91.9%

% of Variable rate debt                    12.7%       18.6%               8.1%

Weighted average term to maturity
     of debt                                4.1 yrs

Weighted average term to maturity
     of debt-incl. int. rate
     protection                             6.2 yrs

Return on real estate investments
     (EBITDA/average undepreciated
     book value)                           10.3%        9.9%              10.2%

General & administrative expenses/
     total revenues                         5.0%        6.4%               6.0%

Recoveries as a percentage of
     operating and maintenance expenses    74.5%       69.5%              70.3%

FFO payout ratio                           92.8%       98.8%              96.3%

OTHER INFORMATION:

Management ownership-common shares only     6.6%
Management ownership-fully diluted          3.5%
Management ownership-fully diluted          6.1%
     (including options)

Stock price at end of period:
     03/31/98                            $27.00
     12/31/97                            $27.50
     12/31/96                            $23.50
     12/31/95                            $18.13
     12/31/94                            $15.00

Classification of dividend payments-1997
     Ordinary income                       52.5%
Return of Capital                          44.9%
Capital Gain (20%)                          2.6%
                                          ------
                                          100.0%
                                          ------

                       FIRST WASHINGTON REALTY TRUST, INC.
                           SUMMARY OF OUTSTANDING DEBT


                                INTEREST     MATURITY          BALANCE (2)
PROPERTY           LENDER        RATE (1)     DATE         03/31/98     12/31/97
-----------------  ------------ ---------    ----------   --------     --------

FIXED RATE LOANS:

Allen St. &
 Stefko Boulevard   Nomura         7.862%     01/31/06      $5,890       $5,913

Bowie Plaza         Aid Assoc. for
                    Lutherans      7.176%     01/01/05       5,294            0

Broadmoor Apts(3)   Firstrust Bank                                0        3,826

Chesapeake Bagel
     Building       Citizens Bank  6.586%     07/01/01         735         735

City Avenue         Equitable Life
                    Insurance Co   8.123%     10/18/05       9,871       9,909

Cloppers Mill       Jackson National
                    Life           7.216%     03/21/06      14,072      14,132

Festival at
 Woodholme          Aetna          9.823%     04/30/00      11,462      11,489

Firstfield          AAF Mutual Aid
                    Association    7.501%     12/01/05       2,465       2,472

Georgetown Shops(3) First National
                    Bank                                         0         411

Kings Park          Aid Assoc. for
                    Lutherans      7.893%     11/01/14       4,744       4,783

Penn Station &
 Fox Mill           Exchangeable
                    Debentures     8.250%     06/27/99      25,000      25,000

McHenry Commons     State Farm
                    Insurance      7.160%     03/01/99       6,572       6,643

Mallard Creek       Nationwide
                    Insurance      7.160%     02/10/99      11,728      11,823

Mitchellville       Nationwide
                    Insurance      7.107%     06/24/05      15,583      15,764

Northway Shopping
 Center             Crown Life
                    Inc. Co        8.013%     01/01/07       6,254       6,282

Northway Shopping
 Center             Crown Life
                    Inc. Co        8.616%     08/01/99       1,810       1,827

Pheasant Hill       Nationwide
                    Insurance      7.280%     07/15/00       8,055       8,128

Potomac Plaza       Citizens Bank  7.147%     07/01/99       3,656       3,656

Riverside/Edge      Nationwide
                    Insurance      7.160%     07/10/99       1,561       1,588

Riverside/Square    Nationwide
                    Insurance      7.160%     07/10/99         914         917

Shoppes Of Kildaire Nationwide
                    Insurance      7.887%     05/31/06       7,726       7,774

Southside           Morgan Stanley 8.753%     08/01/05       7,982       7,999

Stonebrook          Nationwide
                    Insurance      7.280%     07/15/00       6,171       6,226

The Oaks            LaSalle Bank   7.420%     05/01/03      10,037      10,144

Valley Centre       Tal Hong &
                    Ki Kwang       7.750%     06/30/07         600         700

Various/UDRT        Lutheran
                    Brotherhood    8.758%     10/31/05      13,207      13,283

Various Properties  Nomura         8.933%     07/01/99      38,500      38,500
                                ---------    ---------   ---------    --------

          SUBTOTAL                 8.070%                  219,889     219,924
                                ---------                ---------   ---------
   % OF TOTAL DEBT:                                           87.3%       92.8%

VARIABLE RATE LOANS:

Ashburn Farms       First
                    National
                    Bank of
                    Md. L+1.5%     7.430%     01/01/01       6,707       6,730

Mayfair Shopping
 Center             Industrial
                    Revenue
                    Bonds  (4)     6.330%     06/24/10       6,870       7,075

Various properties
(line of credit)    Union Bank
                    of
                    Switzerland
                    L+1.0%         7.440%     02/01/01      18,437       3,300
                                ---------                ---------   ---------

SUBTOTAL                           7.200%                   32,014      17,105
                                ---------                ---------   ---------
                                                              12.7%        7.2%

TOTAL                              7.960%                 $251,903    $237,029
                                =========                =========   =========

(1) The effective interest rate includes the amortization of deferred financing costs and premiums over the terms of the respective loans.

(2)  Includes premiums on the assumption of mortgage debt.

(3)  Properties sold in first quarter 1998.

(4)  Includes a letter of credit enhancer fee of 2.0%.

SCHEDULE OF MATURITIES:    Principal     Amort of     Balloon
                           Curtailment   Premiums     Amount    Total      %
                           ------------  ---------   --------   -----    -------
         1998              $  1,689      $  1,270    $     0   $ 2,959    1.2%
         1999                 3,070         1,143     88,932    93,145   37.0%
         2000                 2,997           788     24,380    28,165   11.2%
         2001                 3,160           597     26,035    29,792   11.8%
         2002                 3,438           578          0     4,016    1.6%
         2003                 3,277         1,437      7,616    12,330    4.9%
         2004                 3,560             0          0     3,560    1.4%
         2005                 4,019             0     36,146    40,165   15.9%
         2006 +               5,855             0     31,916    37,771   15.0%
                           --------     --------- ---------- ---------  --------
         Totals             $31,065        $5,814   $215,025  $251,903  100.0%
                           ========     ========= ========== =========  ========

                       FIRST WASHINGTON REALTY TRUST, INC.
                             OTHER DEBT INFORMATION

         SUMMARY OF LINES OF CREDIT:
                                            UNION BANK   FIRST
                                             OF SWITZ    UNION        TOTAL
                                            ----------   -----       --------

         TOTAL COMMITMENT                  $45,000,000  $5,775,000  $50,775,000
         EXPIRATION DATE                      02/01/01    06/30/98
         COLLATERAL- # OF PROPERTIES                 6           1            7
         CURRENT AMOUNT OUSTANDING             $18,437           0      $18,437
         INTEREST RATE                         L + 1.0%    L + 2.0%

         SUMMARY OF INTEREST RATE PROTECTION AGREEMENTS:

         TYPE OF         NOTIONAL       PERIOD OF       DATE OF
         HEDGE           AMOUNT         CONTRACT        AGREE           STRIKE
         ----------      ----------     -----------     --------       --------
         CAP            $38,500,000  07/01/94-07/01/99  06/22/94         5.700%
         CAP             $6,200,000  01/01/96-01/01/01  12/29/95         9.000%
         SWAP           $38,500,000  07/01/96-07/01/99  12/19/95         5.090%
         FWD SWAP       $38,500,000  07/01/99-12/01/03  12/19/95         6.375%
         FWD SWAP       $20,000,000  03/01/99-03/01/04  08/01/97         6.438%
         FWD SWAP       $15,000,000  06/01/99-06/01/04  11/07/97         6.180%
         FWD SWAP       $24,000,000  05/01/00-05/02/05  01/12/98         5.855%

                       FIRST WASHINGTON REALTY TRUST, INC.
                              CAPITALIZATION TABLE

                              Mar 31,    Dec 31,    Dec 31,   Dec 31,    Dec 31,
                               1998       1997       1996      1995       1994
PREFERRED STOCK
Original issue             1,920,000   1,920,000  1,920,000 1,920,000  1,920,000
Issued for property
 purchases                   394,189     394,189    394,189   394,189          0
                           ---------   ---------   --------  --------  ---------
Total outstanding shares   2,314,189   2,314,189  2,314,189 2,314,189  1,920,000
                           =========   =========  ========= =========  =========
Common Equivalents at
 1.282051 conversion rate  2,966,908   2,966,908  2,966,908 2,966,908  2,461,538
                           =========   =========  ========= =========  =========

PREFERRED UNITS
Original issue for
 property purchases          352,000     352,000    352,000   352,000    352,000
Subsequently Issued for
 property purchases           77,147      77,147     67,609         0          0
                            --------    --------    -------   -------    -------
  Total outstanding units    429,147     429,147    419,609   352,000    352,000
                            ========    ========    =======  ========    =======
Common Equivalents at
 1.282051 conversion rate    550,188     550,188    537,960   451,282    451,282
                            ========    ========    =======   =======    =======
COMMON STOCK
Original issue             1,574,359   1,574,359  1,574,359 1,574,359  1,574,359
Subsequent public
 offerings                 5,253,393   5,253,393  3,183,393 1,528,393          0
Private offerings             85,562      85,562          0         0          0
Exercise of stock options      4,849       2,956          0         0          0
Restricted stock grants      109,892      99,664     84,280         0          0
Unrestricted stock grants    210,000     200,000     66,666    66,666          0
Exchange of partnership
 units                       161,391      75,798     37,547    20,131          0
                          ----------  ----------  --------- ---------  ---------
Total outstanding shares   7,399,446   7,291,732  4,946,245 3,189,549  1,574,359
                          ==========  ==========  ========= =========  =========
COMMON UNITS
Original issue               347,056     347,056    347,056   347,056    347,056
Subsequent property
 purchases                 2,048,394   1,849,831    472,851    95,877          0
Exchange of partnership
 units                      (161,391)    (75,798)   (37,547)  (20,131)         0
                          ----------   ---------   --------  --------   --------
Total outstanding units    2,234,059   2,121,089    782,360   422,802    347,056
                            ========    ========   ========  ========   ========
Total common share
 equivalents-basic        13,150,602  12,929,918  9,233,473 7,030,541  4,834,235
Conversion of
 Exchangeable Debentures   1,282,051   1,282,051  1,282,051 1,282,051  1,282,051
                          ----------  ----------  --------- ---------  ---------
Total common share
 equivalents-diluted      14,432,653  14,211,969 10,515,524 8,312,592  6,116,286
                          ==========  ========== ========== =========  =========
Market capitalization
 (in 000's):
Equity capitalization
 based on closing stock
 price                      $389,682    $390,829   $247,115  $150,666    $91,744
Outstanding debt
(with Debentures as
 equity)                     226,903     212,030    167,047   116,182     89,858
                          ----------   ---------   --------  --------    -------
Total market
 capitalization             $616,585    $602,859   $414,162  $266,848   $181,602
                          ==========   ==========  ========  ========   ========
Debt to total market
 capitalization                36.8%       35.2%      40.3%     43.5%      49.5%
                          ==========   ==========  ========  ========   ========
Closing stock  price          $27.00      $27.50     $23.50    $18.13     $15.00
                          ==========   ==========  ========  ========   ========

                       FIRST WASHINGTON REALTY TRUST, INC.
                                1998 ACQUISITIONS

                                                      All-in    Projected
Date     Property                         Land Year   Costs     NOI
Acquired Name      Location       S.F.    Area Built (in 000's) Yield  Occupancy
         --------  -------------  -----   ----------  --------  ------ ---------
01/98    Bowie
         Plaza     Bowie, MD      104,836 10.8 1966  $12,135    10.3%   98.3%

03/98    Watkins
         Park
         Plaza     Mitchellville,
                   MD             112,143 12.8 1985   14,295    10.2%   98.7%

04/98    Parkville
         Shopping
         Center    Baltimore, MD  140,925 12.7 1961    8,355    10.8%  100.0%
                                  -------            -------    -----
                  Totals          357,904            $34,785    10.4%
                                  =======            =======    =====

         Property
         Name                           Anchor Tenant (lease expiration)
         -------------                  --------------------------------

         Bowie Plaza                    Giant (2002), CVS (1998)

         Watkins Park Plaza             Safeway (2007), CVS (2001)

         Parkville Shopping Center      A & P Superfresh (2003),Rite Aid (2001)



Note:The Company sold its two multi-family properties in March 1998 for $8,050,000 and one of the Georgetown properties for $750,000 . Net proceeds of $4,200,000 were used to acquire Watkins Park Plaza in a Section 1031 tax free exchange.

                        FIRST WASHINGTON REALTY TRUST INC
                             PROPERTY SUMMARY TABLE


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location     GLA      (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------
MARYLAND:-

Bowie Plaza   Bowie, MD    104,836   10.8    1966  1998      98.3%    100.0%

Bryans Road
 Shopping
 Center       Bryans Road,
               MD          118,676   11.8    1972  1990      86.7%     86.7%
Capital
 Corner
 Shopping
 Center       Landover, MD  42,625    4.1    1987  1987     100.0%     91.6%

Clinton
 Square
 Shopping
 Center       Clinton, MD   18,961    2.0    1979  1984      68.7%     68.7%

Cloppers
 Mills        Germantown,
               MD          137,035   14.2    1995  1996     100.0%     98.2%
Festival at
 Woodholme    Baltimore,
               MD           81,027    7.1    1986  1995     100.0%    100.0%
Firstfield
 Shopping
 Center       Gaithersburg,
               MD           22,327    2.4    1978  1995     100.0%    100.0%
Mitchellville
 Plaza        Mitchellville,
               MD          155,674   14.5    1991  1997      95.2%     98.6%
Northway
 Shopping
 Center       Millersville,
               MD           98,016    9.6    1987  1996      95.2%    100.0%
P.G. County
 Commercial
 Park         Beltsville,
               MD          146,422    9.7    1988  1985     100.0%     98.0%
Parkville
 Shopping
 Center (1)   Baltimore,MD 140,925   12.7    1961  1998     100.0%    100.0%

Penn Station
 Shopping
 Center (2)   District
               Heights,MD  334,970   22.5    1989  1987      97.0%     98.4%

Rosecroft
 Shopping
 Center       Temple Hills,
               MD          119,010    8.3    1963  1985      84.4%     87.4%

Southside
 Marketplace  Baltimore,
               MD          126,646    9.1    1990  1996      88.2%     88.2%

Takoma Park   Takoma Park,
               MD          108,168    9.8    1960  1996      89.2%     88.8%

Valley Centre Owings Mills,
               MD          251,928   33.0    1987  1994      99.0%     99.0%

Watkins Park
 Plaza        Mitchellville,
               MD          112,143   12.8    1985  1998      98.7%     98.7%
                         ---------
                         2,119,389
                         ---------
                              39.4%
                         ==========


Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Bowie Plaza                          Giant (2002), CVS (1998)
Bryans Road Shopping Center          Safeway (2014), CVS (1998)
Capital Corner Shopping Center
Clinton Square Shopping Center
Clopper's Mill                       Shoppers Food Warehouse (2015), CVS (2006
Festival at Woodholme                Sutton Place (2006)
Firstfield Shopping Center
Mitchellville Shopping Center        Food Lion (2016)
Northway Shopping Center             Metro Foods (2007), Rite Aid (1998)
P.G. County Commercial Park
Parkville Shopping Center (1)        A&P Superfresh (2003), Rite Aid (2001)
Penn Station Shopping Center (2)     Safeway (n/a), Service Merchandise (2006)
Rosecroft Shopping Center            Food Lion (2015), Rite Aid (1998)
Southside Marketplace                Metro Foods (2016), Rite Aid (2001)
Takoma Park                          Shoppers Food Warehouse (2011)
Valley Centre                        Weis Markets (2002), TJ Maxx (2007),
                                     Sony Theatres (2005)
Watkins Park Plaza                   Safeway (2007), CVS (2001)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

VIRGINIA:-

Ashburn Farm
 Village
 Center       Ashburn,VA     88,917  10.2    1996   1997      100.0%    100.0%

Brafferton
 Center       Garrisonville,
               VA            94,731   9.4    1974   1994       94.2%     94.2%

Centre Ridge
 Marketplace  Centreville,
               VA           104,154  10.9    1996   1996       98.8%    100.0%

Chesapeake
 Bagel
 Building     Alexandria,
               VA            11,288   0.1    1800's 1983      100.0%    100.0%

Davis Ford
 Crossing     Manassas,VA   149,917  20.8    1988   1994       94.4%     95.2%

Four Mile
 Fork Shopping
 Center       Fredericksburg,
               VA           101,360  10.3    1975   1997       84.6%     84.6%

Fox Mill
 Shopping
 Center       Reston, VA    103,269  14.0    1977   1994       98.1%     96.1%

Glen Lea
 Shopping
 Center       Richmond,VA    77,603   9.2    1969   1995      100.0%    100.0%

Hanover
 Village
 Shopping
 Center       Mechanicsville,
               VA            96,146   9.5    1971   1995       98.3%     98.3%

Kings Park    Burke, VA      78,712   8.6    1966   1996      100.0%    100.0%

Laburnum Park Richmond, VA  113,992   9.3    1988   1995      100.0%    100.0%

Laburnum
 Square (3)   Richmond, VA  109,405  11.4    1975   1995       95.4%     95.4%

Potomac Plaza Woodbridge,VA  85,400   5.4    1963   1986       93.2%     88.3%
                          ---------
                          1,214,894
                          ---------
                               22.6%
                          =========



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Ashburn Farm Village Center          A&P Superfresh (2016)
Brafferton Center                    Giant Food (2009)
Centre Ridge Marketplace             A&P Superfresh (2016), Sears Paint &
                                      Hardware (2007
Chesapeake Bagel Building
Davis Ford Crossing                  Weis Markets (2010), CVS (2000)
Four Mile Fork Shopping Center       Safeway (2000), CVS (2001)
Fox Mill Shopping Center             Giant Food (2016)
Glen Lea Shopping Center             Winn Dixie (2005), Eckerd Drug (2000)
Hanover Village Shopping Center      Rack 'N Sack (2008), Rite Aid (1998)
Kings Park                           Giant (2013), CVS (1998)
Laburnum Park                        Ukrops Supermarket (n/a), Rite Aid (2007)
Laburnum Square (3)                  Hannaford Brothers Supermarket (2013),
                                      CVS (1999)
Potomac Plaza

                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

PENNSYLVANIA:-

Allen Street  Allentown,PA   46,503    4.1  1958       1996    95.5%      95.5%

City Avenue
 Shopping
 Center       Philadelphia,
               PA           161,454   12.2  1950-60's  1997    94.8%      95.0%

Colonial
 Square
 Shopping
 Center       York, PA       29,208    2.9  1955       1990    89.6%      89.0%

Kenhorst
 Plaza
 Shopping
 Center       Kenhorst,PA   161,424   19.2  1990       1995    98.0%      98.0%

Mayfair
 Shopping
 Center       Philadelphia,
               PA           115,027    5.7  1988       1994    96.2%     100.0%

Newtown
 Square
 Shopping
 Center       Newtown
               Square, PA   137,566   14.4  1960-70's  1996    98.5%      98.0%

Stefko
 Boulevard
 Shopping
 Center       Bethlehem,PA  135,864   10.3  1958-60-75 1996    98.8%      98.8%
                            -------
                            787,046
                            -------
                               14.6%
                            =======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Allen Street                         Lanecor (2003), Eckerd Drug (2004)
City Avenue Shopping Center          Acme Supermarkets (1999), Eckerd
                                      Drug (1999), T.J. Maxx (2001)
Colonial Square Shopping Center      Minnichs Pharmacy (1999)
Kenhorst Plaza Shopping Center       Redners (2009), Rite Aid (2000), Sears
                                      Paint & Hardware (2007)
Mayfair Shopping Center              Shop 'N Bag Supermarket (2013), Eckerd
                                      Drug (2006)
Newtown Square Shopping Center       Acme Supermarkets (1999),Eckerd Drug (1999)
Stefko Boulevard Shopping Center     Laneco (2003)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

ILLINOIS:-

McHenry
 Commons      McHenry, IL    100,526  11.5   1988     1997     96.6%     98.6%

Mallard Creek Round Lake
               Beach, IL     143,759  14.9   1987     1997     96.1%     98.9%

Pheasant Hill
 Plaza        Bolingbrook,IL 111,190  14.4   1983     1997     98.9%    100.0%

Riverside
 Square/
 River's Edge Chicago, IL    169,435  17.7   1986     1997     89.8%     90.0%

Stonebrook
 Plaza        Merrionette
               Park, IL       95,825   8.1   1984     1997     98.4%     95.3%

The Oaks      Des Plaines,IL 138,274  16.7   1983     1997     95.5%     92.2%
                             -------
                             759,009
                             -------
                                14.1%
                             =======

Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

McHenry Commons                      Dominick's Finer Foods (2018)
Mallard Creek                        Dominick's Finer Foods (2008)
Pheasant Hill Plaza                  Dominick's Finer Foods (2005)
Riverside Square/River's Edge        Dominick's Finer Foods (2017)
Stonebrook Plaza                     Dominick's Finer Foods (2005)
The Oaks                             Dominick's Finer Foods (2017)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

DELAWARE:-

First State
 Plaza        New Castle,DE  164,569  21.0   1988    1994      98.4%    100.0%

Shoppes of
 Graylyn      Wilmington,DE   65,746   5.0   1971    1997      97.7%     97.7%
                            --------
                             230,315
                            --------
                                 4.3%
                            ========



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

First State Plaza                    Shop Rite Supermarket (2009), Cinemark
                                      USA (2011)
Shoppes of Graylyn                   Rite Aid (2016)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

NORTH CAROLINA:-

Shoppes of
 Kildaire     Cary, NC       148,204  14.0   1986    1986     100.0%    100.0%
                             -------
                             148,204
                             -------
                                 2.8%
                             =======


Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Shoppes of Kildaire                  Winn Dixie (2006)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

SOUTH CAROLINA:-

James Island
 Shopping
 Center       Charleston,SC  88,557   6.5    1967   1990     100.0%      98.9%
                             ------
                             88,557
                             ------
                                1.6%
                             ======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

James Island Shopping Center          Piggly Wiggly (2010), Kerr Drug (2002)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

WASHINGTON D.C.:-

The Georgetown
 Shops  (4)   Washington,DC  16,852  0.3     Late
                                             1800's 1981-1989 100.0%   100.0%

Connecticut
 Avenue Shops Washington,DC   3,000  0.1     1954   1986      100.0%   100.0%

Spring Valley
 Shopping
 Center       Washington,DC  16,834  0.9     1930   1997      100.0%   100.0%
                             ------
                             36,686
                             ------
                                0.7%
                             ======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

The Georgetown Shops (4)
Connecticut Avenue Shops
Spring Valley Shopping Center        CVS (1999)

Total/Average            5,384,100 523.2                       96.1%    96.2%
                             100.0%


(1)  Under a firm contract which is scheduled to close in May 1998.
(2) Includes Safeway (50,000 sq.ft) and Bowling alley (40,000 sq.ft) pad sites owned by others.
(3) Includes Ukrops Supermarket (49,000 sq.ft ) pad site not owned by the Company.
(4) Represents five (4) historic retail shops all clustered in close proximity in the central shopping district in Georgetown, Washington D.C.

                      FIRST WASHINGTON REALTY TRUST, INC.
                               TENANT INFORMATION



TOP 20 TENANTS BY BASE RENT

                                                                   % of
                                   Number      Annualized        Aggregate
                       GLA           Of         Minimum          Anualized
Tenant               (Sq Ft.)    Properties       Rent         Minimum Rents

 1 Dominick's
   Finer Foods        416,542        6         4,162,047           7.67%


 2 A&P Superfresh     130,918        3         1,173,406           2.16%


 3 Shoppers
   Food Warehouse     133,700        2         1,081,740           1.99%


 4 Richfood           127,865        3         1,069,327           1.97%


 5 Safeway            118,056        3           844,491           1.56%


 6 Fashion Bug         73,273       10           804,382           1.48%


 7 Weis Markets        94,960        2           786,250           1.45%


 8 Blockbuster
   Video               41,669        7           715,975           1.32%


 9 CVS/Pharmacy       101,730        9           696,925           1.28%


10 Rite Aid            77,346        7           690,348           1.27%


11 Food Lion           78,100        2           677,500           1.25%


12 Sears Paint
   & Hardware          65,816        3           669,596           1.23%


13 Giant Food         143,268        4           650,240           1.20%


14 First Union Bank    17,065        7           529,978           0.98%


15 Hollywood Video     22,366        3           529,040           0.97%


16 T.J. Maxx           54,686        2           500,211           0.92%


17 Acme Markets        86,226        2           500,000           0.92%


18 Winn Dixie          79,000        2           481,500           0.89%


19 Shop Rite
   Supermarket         57,333        1           458,552           0.85%


20 Eckerd Drug         45,752        5           431,191           0.79%
                    ---------                 ----------         -------

     TOTAL          1,965,671                 17,452,699          32.15%
                    =========                 ==========         =======
     TENANT MIX          S.F.                  BASE RENT
                     --------                   --------
     ANCHOR (1)         41.4%                      30.3%

     NON-ANCHOR         58.6%                      69.7%
                     --------                   --------
                       100.0%                     100.0%
                     ========                   ========



(1) Anchor tenants are defined as Supermarkets, Drug Stores and any tenant in excess of 35,000 Sq. Ft.

                       FIRST WASHINGTON REALTY TRUST, INC.
                                LEASE EXPIRATIONS
                              AS OF MARCH 31, 1998


                                                            Percent
                                                            of Total
        Number    Future     Percent of Total   Annualized Annualized
          Of      GLA In     GLA Represented      Minimum    Minimum
Year    Leases  Square Feet  By Expiring Leases     Rent      Rent


1998       160      394           8.1%           $4,063        7.4%     $10.31

1999       158      483           9.9%            5,462        9.9%      11.31


2000       163      461           9.4%            5,424        9.9%      11.77


2001       166      504          10.3%            6,520       11.8%      12.94


2002       132      380           7.8%            5,260        9.6%      13.84


2003        79      386           7.9%            4,093        7.4%      10.60


2004        23       83           1.7%            1,192        2.2%      14.36


2005        37      372           7.6%            4,196        7.6%      11.28


2006        40      260           5.3%            3,403        6.2%      13.09


2007        25      271           5.5%            2,966        5.4%      10.94


Thereafter  55    1,295          26.5%           12,454       22.6%       9.62
         -----    -----         ------          -------      ------     ------
Total    1,038    4,889         100.0%          $55,033      100.0%     $11.26
         =====    =====         ======          =======      ======     ======


                      FIRST WASHINGTON REALTY TRUST, INC.
                              INVESTOR INFORMATION

Contacts:         Stuart D.Halpert    301-907-7800 or 301-961-1866
                    Jim Blumenthal    301-907-7800 or 301-961-1862
                                      E-mail: jblumenthal@tidalwave.net

Company address:  4350 East-West Highway   Suite 400
                  Bethesda, Maryland  20814

Research Coverage:

BT Alex. Brown                           Kevin Comer         212-250-5941
Friedman, Billings, Ramsey & Co.         Charles Post        703-312-9616
Tucker Anthony                           Jeffrey Caira       617-725-2058
CIBC Oppenheimer                         Jeffrey Olson       212-667-8116
Raymond James & Associates               Mark Foushee        813-573-3800
Josephthal, Lyons                        Gary Levine         212-907-4015

Ticker Symbol:

Common shares                FRW
Preferred Shares             FRW pr

Quarterly Results:

The company plans to announce quarterly results according to the following schedule:

                           2Q 1998                   August 1, 1998
                           3Q 1998                   October 1, 1998
                           4Q 1998                   February 1, 1999

Transfer Agent:            American Stock Transfer & Trust Co.

Auditor:                   Coopers & Lybrand L.L.P.

Counsel:                   Latham & Watkins